Neuberger Berman Equity Funds®
Neuberger Berman Value Fund

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated December 6, 2018, as amended and supplemented

Information Regarding the Reorganization of Neuberger Berman Value Fund into Neuberger Berman Large Cap Value Fund

On June 26, 2019, the Board of Trustees of Neuberger Berman Equity Funds (the "Trust") approved a Plan of Reorganization (the "Plan") under which the Neuberger Berman Value Fund ("Merging Fund") will transfer all of its assets and liabilities to the Neuberger Berman Large Cap Value Fund ("Surviving Fund") in exchange for shares of the Surviving Fund.

After considering the Merging Fund's limited opportunities for growth due to the similarities between the Merging Fund and the Surviving Fund and the projected tax consequences that liquidation would impose on shareholders, the Trust's Board of Trustees determined that it was in the best interests of the Merging Fund and its shareholders to reorganize the Merging Fund into the Surviving Fund as a result of factors adversely affecting the ability of that Fund to conduct its business and operations in an economically viable manner.

Under the Plan, the reorganization will involve the transfer of all of the assets of the Merging Fund to the Surviving Fund in exchange for Surviving Fund shares having an aggregate net asset value equal to the value of the Merging Fund's net assets, the Surviving Fund's assumption of all the liabilities of the Merging Fund, the distribution of Surviving Fund shares to the shareholders of the Merging Fund and the dissolution of the Merging Fund.

As such, on the closing date of the reorganization, Merging Fund shareholders will become shareholders of the Surviving Fund and receive shares of the corresponding class of the Surviving Fund with a total net asset value equal to that of their shares of the Merging Fund on the closing date.  The reorganization is expected to be tax-free to shareholders.

The Merging Fund and the Surviving Fund have nearly identical investment objectives, policies and risks. Neuberger Berman Investment Advisers LLC serves as the investment manager for the Merging Fund and the Surviving Fund and will continue to serve as the investment manager for the Surviving Fund following the reorganization, and Eli Salzmann is the long-time portfolio manager of both Funds.

The reorganization is expected to take place on or about August 16, 2019.  As a result of the reorganization, effective on or about August 12, 2019, the Merging Fund will no longer accept purchases of shares or exchanges into the Merging Fund. Until that date, you will be able to purchase and exchange shares in the Merging Fund subject to the limitations in the Prospectus of the Merging Fund. Additional information about your options for transferring your investment will be provided to you by your applicable financial intermediary.

You do not need to take any action for the reorganization to take place.  In addition, further information about the Surviving Fund, including its Summary Prospectus, Prospectus and Statement of Additional Information, can be found on our website at www.nb.com.

Description of the Reorganization

Merging Fund shareholders will receive Class A, Class C and Institutional class shares of the Surviving Fund equal in value at the time of the transaction to their Class A, Class C and Institutional class shares in the Merging Fund, respectively, and the Merging Fund will cease operations.

Both Funds currently have the same portfolio manager, and nearly identical investment objective, strategies, and policies and restrictions and, immediately after the reorganization, your investment will continue to be managed by the same portfolio manager operating under the same parameters stated in your current prospectus.  In addition, the Class A, Class C and Institutional Class of the Surviving Fund will have management agreements, distribution plans and agreements, other service agreements, fee structures, and investment policies and procedures largely identical to the corresponding classes of the Merging Fund, except that the Institutional Class of the Surviving Fund has a lower contractual expense limitation than the Merging Fund.  Any contractual expense limitations for the Surviving Fund are expected to continue for the same periods (as disclosed in the Merging Fund's current prospectus) after the reorganization for each of Class A, Class C and Institutional Class.  No sales load, deferred sales charge, commission, or other transactional fee will be charged as a result of the reorganization.  As disclosed in each Fund's prospectus dated December 6, 2018, as amended and restated, the total annual operating expenses for each of Class A, Class C and Institutional Class of the Surviving Fund are expected to be lower than the respective classes of the Merging Fund both before and after the reorganization.

Summary of the Agreement and Plan of Reorganization

The Plan contemplates the transfer of all of the assets of the Merging Fund to the Surviving Fund in exchange solely for the Surviving Fund's assumption of all of the liabilities of the Merging Fund and shares of the Surviving Fund having an aggregate net asset value equal to the aggregate net asset value of the Merging Fund. Under the Plan, the Merging Fund would then distribute those Surviving Fund shares to its shareholders, so that each shareholder's account in the Surviving Fund has the same value immediately after the reorganization as did that shareholder's account in the Merging Fund immediately before the reorganization. Shareholders of the Merging Fund would receive the same class of shares of the Surviving Fund as they owned in the Merging Fund.

Tax Information

The reorganization is expected to qualify for federal tax purposes as a "reorganization" as defined in Section 368 of the Internal Revenue Code of 1986, as amended. As a result, it is expected that neither the Merging Fund nor its shareholders would recognize any gain or loss as a direct result of the reorganization and that the aggregate tax basis in and holding period for the Surviving Fund shares received by each Merging Fund shareholder would be the same as the shareholder's aggregate tax basis in and holding period for the shareholder's Merging Fund shares held at the time of the reorganization. However, the Merging Fund will distribute undistributed net investment income and realized capital gains, if any, shortly before the reorganization, which would be taxable as ordinary income and realized capital gains, respectively, to its shareholders. You should talk to your tax advisor about any state, local and other tax consequences to you of the Merging Fund's reorganization.

Timing and Costs

It is anticipated that the reorganization of the Merging Fund will occur on or about August 16, 2019. As the Board of Trustees determined that the reorganization was in the best interests of each Fund and its shareholders, the costs of the reorganization will be borne by the Funds.  These expenses will be treated as extraordinary expenses under the contractual expense limitation and will not be subject to the contractual cap on expenses.

Differences in Shareholder Rights

The reorganization will not result in changes to shareholder rights since both Funds are organized as series of the Trust.

This supplement should be retained with your Prospectus for future reference.

The date of this supplement is July 2, 2019.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104

Shareholder Services
800.877.9700

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800.366.6264

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